UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2007 (August 16, 2007)

COMMUNICATE.COM, INC.

(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-29929 (Commission File Number)	88-0346310 (IRS Employer Identification Number)

#600-1100 Melville Street

Vancouver, British Columbia V6E 4A6

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 697-0136

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 16, 2007, the Board of Directors (the “Board”), by written consent, approved a resolution that revises Company’s Bylaws to increase the number of persons allowed to serve on the Company’s Board to seven (7).

Item 9.01	Financial Statements and Exhibits

Exhibit No	Item
3.4	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNICATE.COM, INC.

By:	/s/ C. Geoffrey Hampson
C. Geoffrey Hampson
Chief Executive Officer
Dated: August 22, 2007

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Exhibit 3.4

Text of Amendment to Bylaws of Communicate.com, Inc.

Article II

SECTION 1.  The Board of Directors of the Company shall consist of seven (7) persons who shall be chosen by the stockholders annually, at the annual meeting of the Company, and who shall hold office for one year, and until their successors are duly elected or appointed, or until their earlier death or resignation.